SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (date of earliest event reported): July 20, 2002



                       TELEMAX GLOBAL COMMUNICATIONS, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)




          Washington                    0-26351                  81-0440517
 ------------------------------    -------------------        ---------------
(State or other jurisdiction of   (Commission File No.)        (IRS Employer
       incorporation)                                       Identification No.)




            736 Dundas Street East, Toronto, Ontario, Canada M5A 2C3
           ----------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (416) 703-0334
















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                                TABLE OF CONTENTS

                                                                        Page No.

ITEM 5.      OTHER EVENTS...................................................1
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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS..............................1
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SIGNATURE...................................................................2
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ITEM 5.      OTHER EVENTS

Telemax Global Communications, Inc. (the "Company") has finalized arrangements to acquire and deploy a long distance telephone and data switching system in Toronto, Canada. This is the first of three such switches which the Company plans on acquiring and deploying in Canada over the next eighteen months. The deployment of these telephone routing switches are intended to replace the long distance service previously provided by Canquest Communications (Canada), Inc., which was the primary service provider in Canada for the Company's subsidiary, Telemax Communications, Inc. Although the Company has signed a service agreement with another service provider to handle several of the Company's telephone/data programs in the Province of Ontario, Telemax Communications, Inc. expects to temporarily suspend some of its programs until access to other telephone services can be arranged. By owning its own switching facilities in Canada, the Company hopes to realize significant cost savings in the routing of long distance traffic and gain the ability to interface its equipment with other value added services that it plans to introduce to the market. The Company expects to have the Toronto switching system online during the final calendar quarter of 2002.

The transition of the Company's long distance traffic to its own switch facility is expected to affect only its Canadian operations and will not affect its operations in the United States or operations in other countries.

As part of the decision to discontinue telephone services provided by Canquest, Telemax Communications, Inc. has filed a $32,000,000 lawsuit against Canquest for billing errors, over-charges and other damages. This action was filed on July 24, 2002, in the Superior Court of Ontario, file number 233323CM2. At this early stage of litigation, management cannot predict what amount of recovery, if any, or when such recovery will be realized.





ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1  Press Release dated August 15, 2002.















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    August 15, 2002      TELEMAX GLOBAL COMMUNICATIONS, INC.



                              /s/ Evan Karras
                              --------------------------------------------------
                              Evan Karras, Chief Executive Officer and President





































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